                                                                 Exhibit 10.20


                             SECURITY AGREEMENT AND
                           COLLATERAL AGENCY AGREEMENT


         THIS SECURITY AGREEMENT made as of the 22nd day of December, 1999, by and among (i) Semele Group Inc., a Delaware corporation (the "Pledgor"), (ii) Gary D. Engle; James A. Coyne; Wayne Ellis Engle, Trustee, Staci Albury Trust u/i/t dated July 21, 1998; Wayne Ellis Engle, Trustee, Kristen Engle Trust u/i/t dated July 21, 1998; Wayne Ellis Engle, Trustee, Sydney Peyton Engle Trust u/i/t dated July 21, 1998; and Wayne Ellis Engle, Trustee, Zoe P. Engle Trust u/i/t dated July 21, 1998 (each a "Secured Party" and collectively the "Secured Parties"), and (iii) Gary D. Engle as agent for the Secured Parties (the "Collateral Agent");

                             W I T N E S S E T H:

         WHEREAS, pursuant to a Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement") the Pledgor purchased from the Secured Parties an aggregate of 2,550 shares of the Voting and Non-Voting Common Stock, $.01 par value (the "Stock"), of Equis II Corporation, a Delaware corporation (the "Company"), as set forth on EXHIBIT A, which are 85% of the shares of capital stock of the Company issued and outstanding;

         WHEREAS, the Pledgor paid for the Stock by delivery to the Secured Parties of Promissory Notes of the Pledgor in the aggregate original principal amount of $19,586,000 (the "Notes");

         WHEREAS, the Stock is currently subject to a pledge previously executed by the Secured Parties securing certain indebtedness of the Company to Fleet Bank, N.A., totalling $19,540,000 at September 30, 1999; and

         WHEREAS, the Pledgor and the Secured Parties desire to enter into this Agreement whereby the Pledgor will secure its commitments under the Notes by a pledge of the Stock which is junior only to the currently existing pledge and which will become a first priority pledge when such indebtedness to Fleet Bank has been repaid and such prior pledge has been released;

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. RIGHTS OF PARTIES HEREUNDER SUBJECT TO PRIOR RIGHTS OF FLEET BANK. The parties to this Agreement acknowledge and agree that their respective rights and obligations hereunder are subject to the prior and superior rights of Fleet Bank, N.A., as pledgee of the Stock, which pledge was made pursuant to a loan agreement among the Company, Fleet Bank and other interested parties dated July 17, 1997, as amended (the "Acquisition Credit Agreement"), which pledge includes the right of Fleet Bank to vote the Stock after an event of default under the Acquisition Credit Agreement.

         2.       PLEDGE.

                  In consideration of the acceptance by the Secured Parties of the Notes and the undertakings of the Pledgor in this Agreement, the Pledgor hereby grants to the Collateral Agent as agent for the Secured Parties a security interest in the Stock together with all of the Pledgor's rights to receive distributions in respect to such securities, whether in cash, securities or other property, and whether during the continuance of or on account of the liquidation of the issuer of such securities, and all of its other rights as a holder of securities of such issuer, and all of its rights, title and interest in and to any certificate, instrument or other evidence of any of the foregoing, and together with any and all substitutions and replacements thereof, including any securities or other instruments into which any of the foregoing may at any time and from time to time be converted or exchanged (the "Pledged Stock"). The parties hereto acknowledge and agree that such pledge is junior to a prior pledge of the Stock by the Secured Parties to Fleet Bank, N.A., to secure certain indebtedness of the Company totalling $19,540,000 at September 30, 1999, and that such pledge will become a first priority pledge when such indebtedness has been repaid and such prior pledge has been released. The Pledgor covenants upon such repayment and release to promptly deliver the Certificates representing the Pledged Stock accompanied by eight separate stock powers duly endorsed in blank by the Pledgor to the Collateral Agent as agent for the Secured Parties, to be held on the terms and conditions contained herein. The Pledgor hereby appoints the Collateral Agent as agent for the Secured Parties as its attorney in fact to cause the transfer of the Pledged Stock on the books of the Company to the Secured Parties or their respective designees, ratably in proportion to their respective interests as shown on Exhibit A hereto, upon the occurrence of an "Event of Default," as such term is defined in the Notes. The Collateral Agent as agent for the Secured Parties shall hold the Pledged Stock as security for the purposes described herein and shall not encumber or dispose of such property except in accordance with the provisions of this Agreement.


         3. STOCK DIVIDEND OR STOCK SPLIT; LIQUIDATION, RECAPITALIZATION, MERGER, ETC.

                  Any additional shares of capital stock paid upon or distributed with respect to any of the Pledged Stock in the event of any stock dividend or stock split declared by the Company or any issuer thereof and any sums paid upon or with respect to any of the Pledged Stock upon the merger, consolidation, liquidation, recapitalization, dissolution or reorganization of the Company or any other issuer thereof shall be paid over to the Collateral Agent as agent for the Secured Parties to be held by him as security for the Notes; and in case any distribution of capital shall be made upon or with respect to any of the Pledged Stock or any property shall be distributed upon or with respect to any of the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization, merger or consolidation thereof, the property so distributed shall be delivered to the Collateral Agent as agent for the Secured Parties to be held by him as security for the Notes. All securities, sums of money and other property paid or distributed in respect of the Pledged Stock upon any such stock dividend, stock split, merger, consolidation, liquidation, dissolution, reorganization, recapitalization or reclassification which are received by the Pledgor shall, until paid or delivered to the Collateral Agent as agent for the Secured Parties, be held in trust for the Secured Parties as security for the Notes.


         4.       WARRANTY OF TITLE.

                  The Pledgor warrants that it has good and marketable title to the Pledged Stock pledged hereunder on the date hereof, subject to no pledge, lien, security interest, charge, option, restriction or other encumbrance except as set forth on Exhibit B hereto, and that it has power, authority and legal right to pledge such Pledged Stock pursuant to this Agreement. The Pledgor covenants that it will defend the Secured Parties' rights and security interest in such Pledged Stock against the claims and demands of all persons whomsoever except for those persons described on Exhibit B, and their successors and assigns; and the Pledgor covenants that it will have the like title to and right to pledge all other property hereafter pledged with the Collateral Agent as agent for the Secured Parties hereunder and will likewise defend the Secured Parties' rights and security interest therein.


         5.       DIVIDENDS AND VOTING RIGHTS.

                  Unless and until an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to receive all cash dividends paid in respect of the Pledged Stock and to vote the Pledged Stock and to give consents, waivers and ratifications in respect of the Pledged Stock; provided, however, that no vote shall be cast, or consent, waiver or ratification given or action taken which would be inconsistent with or violate any provisions of this Agreement or the Notes. All such rights of the Pledgor to receive any cash dividends shall cease in case an Event of Default shall have occurred and be continuing, and in that case cash dividends shall be paid over by the Pledgor to the Collateral Agent as agent for the Secured Parties to be applied by him to the satisfaction of the Notes, and all cash dividends received by the Pledgor shall, until so paid to the Collateral Agent as agent for the Secured Parties, be held in trust for the Secured Parties as security for the Notes. All such rights of the Pledgor to vote and give consents, waivers and ratifications with respect to the Pledged Stock shall, at the Collateral Agent`s option as evidenced by the Collateral Agent's notifying the Pledgor of such election, cease in case an Event of Default shall have occurred and be continuing, and in that case the Collateral Agent as agent for the Secured Parties shall have all such rights.


         6.       DISCHARGE OF OBLIGATIONS.

                  Upon payment and performance in full of all obligations to be performed by the Pledgor under the Notes, the Collateral Agent as agent for the Secured Parties shall deliver to the Pledgor all of the certificates representing the Pledged Stock together with any stock powers held by the Collateral Agent as agent for the Secured Parties as a result of the pledge contained herein.

         7.       DEFAULT.

                  Upon the occurrence of an Event of Default, the Collateral Agent as agent for the Secured Parties shall have the rights and remedies provided in the Uniform Commercial Code of Massachusetts, and in that connection the Collateral Agent as agent for the Secured Parties may, upon 5 days' notice to each member of the board of directors of the Pledgor sent by registered mail and without liability for any diminution in price which may have occurred, sell all of the Pledged Stock in such manner and for such price as the Collateral Agent as agent for the Secured Parties may determine. It is agreed by the Pledgor that such notice is reasonable. At any public sale, the Collateral Agent as agent for the Secured Parties shall be free to purchase all or any part of the Pledged Stock. Out of the proceeds of any sale, the Collateral Agent as agent for the Secured Parties may retain an amount equal to the principal and interest then due under the Notes, plus the amount of the expenses of sale, including legal costs and reasonable attorneys' fees, and shall pay any balance of such proceeds to the Pledgor.


         8.       COLLATERAL AGENT.

                  Each Secured Party, by executing this Agreement, hereby appoints the Collateral Agent and the Collateral Agent hereby accepts such appointment, as collateral agent hereunder, and each of the Secured Parties irrevocably authorizes the Collateral Agent to act as the agent of such Secured Party. The Pledgor may tender performance of the Notes and give any notices required or permitted to be given hereunder to the Collateral Agent on behalf of all of the Secured Parties and may rely on all communications from and to the Collateral Agent as having been given or received on behalf of all of the Secured Parties.


         9.       BINDING EFFECT.

                  This Agreement shall be binding upon and inure to the benefit of the Pledgor, the Collateral Agent and the Secured Parties and their respective successors and assigns; provided, however, that neither the Pledgor nor the Collateral Agent may assign this Agreement without the consent of the other. Any purchaser, assignee or transferee of any of the Notes shall become vested with and entitled to exercise all the powers and rights of a Secured Party hereunder upon execution of an instrument agreeing to be bound by the terms of this Agreement.


         10.      OTHER PROVISIONS.

                  (a) WAIVERS; RIGHTS AND REMEDIES. No delay or omission on the part of the Secured Parties in exercising any right or remedy shall operate as a waiver thereof or of any other right or remedy. No waiver by the Secured Parties shall be effective unless made in writing, and a waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All the Secured Parties' rights and remedies shall be cumulative and may be exercised singularly or concurrently, and nothing herein shall be deemed to limit in any way any rights the Secured Parties might otherwise have under any other instrument or by law, including, without limiting the generality thereof, the right to negotiate any note or other instrument together with any collateral specifically described herein.

                  (b) ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may be amended only by an instrument in writing referring to this Agreement executed by the Pledgor and the Secured Parties.

                  (c) GOVERNING LAW. This Agreement shall be governed by and construed and interpreted according to the laws of the Commonwealth of Massachusetts.

                  (d) NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered in hand or deposited in the United States mail, postage prepaid, or with Federal Express or comparable overnight delivery service, addressed as follows:

                                    (i)     if to the Pledgor:

                                    Each Member of the Board
                                    of Directors at his address
                                    shown on EXHIBIT B


                                    (ii)    if to the Collateral Agent:

                                    Gary D. Engle
                                    c/o Equis Financial Group Limited
                                      Partnership
                                    88 Broad Street
                                    Boston, MA  02110

or to such other address, or in the case of any change in the Board of Directors, to such other name and address, as a party shall designate by notice to the other.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                                SEMELE GROUP INC.


/s/ Gary D. Engle                               By: /s/ Gary M. Romano
------------------------------------                ---------------------------
Gary D. Engle, as Collateral Agent              Name: Gary M. Romano
                                                Title: Chief Financial Officer


/s/ Gary D. Engle
------------------------------------
Gary D. Engle

/s/ James A. Coyne
-------------------------------------------
James A. Coyne


/s/ Wayne E. Engle
-------------------------------------------
Wayne Ellis Engle, Trustee, Staci
Albury Trust u/i/t dated July 21, 1998


/s/ Wayne E. Engle
-------------------------------------------
Wayne Ellis Engle, Trustee, Kristen
Engle Trust u/i/t dated July 21, 1998


/s/ Wayne E. Engle
-------------------------------------------
Wayne Ellis Engle, Trustee, Sydney
Peyton Engle Trust u/i/t dated July 21, 1998


/s/ Wayne E. Engle
-------------------------------------------
Wayne Ellis Engle, Trustee, Zoe P.
Engle Trust u/i/t dated July 21, 1998

                                    EXHIBIT A

                           NAME                                         NUMBER OF SHARES

                                                                 VOTING                NON-VOTING            TOTAL
                      Gary D. Engle                               382                    1,054               1,436

                      James A. Coyne                               42                      816                 858

   Wayne Ellis Engle, Trustee, Staci Albury Trust u/i/t          None                       64                  64
                   dated July 21, 1998

  Wayne Ellis Engle, Trustee, Kristen Engle Trust u/i/t          None                       64                  64
                   dated July 21, 1998

  Wayne Ellis Engle, Trustee, Sydney Peyton Engle Trust          None                       64                  64
                u/i/t dated July 21, 1998

   Wayne Ellis Engle, Trustee, Zoe P. Engle Trust u/i/t          None                       64                  64
                   dated July 21, 1998                           ----                    -----               -----

                          TOTALS                                 424                     2,126               2,550
                                                                 ====                    =====               =====

                                    EXHIBIT B

Walter E. Auch                                       6001 North 62nd Place
2700 Crystal Drive                                   Paradise Valley, AZ  85253 (Winter)
Crystal Lake
Beulah, MI  49617 (Summer)


Joseph W. Bartlett, Esq.
Morrison & Foerster LLP
1290 Avenue of the Americas
New York, NY  10104-0050


James A. Coyne
Semele Group Inc.
One Canterbury Green, 8th Floor
201 Broad Street
Stamford, CT  06910


Gary D. Engle
One Canterbury Green, 8th Floor
201 Broad Street
Stamford, CT  06910


Robert M. Ungerleider
Felcher, Fox & Litner
18 East 48th Street
New York, NY  10017